UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

Devon Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-32318	73-1567067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. SHERIDAN AVE.,
OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name, former address or former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on February 1, 2026, Devon Energy Corporation, a Delaware corporation (the “Company” or “Devon”), Cubs Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), and Coterra Energy Inc., a Delaware corporation (“Coterra”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, among other things and upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Coterra (the “Merger”), with Coterra surviving the Merger as a wholly-owned subsidiary of the Company.

On March 12, 2026, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (Registration No. 333-294222) (as amended, the “Registration Statement”), which was declared effective by the SEC on March 26, 2026, and which included a Joint Proxy Statement/Prospectus of the Company and Coterra in connection with the Merger (such Joint Proxy Statement/Prospectus as filed by the Company on March 30, 2026, the “Joint Proxy Statement/Prospectus”). Each of the Company and Coterra will hold a special meeting of its stockholders, respectively, on May 4, 2026 in connection with the transactions contemplated by the Merger Agreement (the “Proposed Transaction”) as further described in the Joint Proxy Statement/Prospectus.

Litigation and Stockholder Communications Related to the Merger

Since the filing of the Joint Proxy Statement/Prospectus, as of the date hereof, to the Company’s knowledge, two (2) complaints have been filed related to the Proposed Transaction (the “Lawsuits”). The Lawsuits are styled Thomas Goggin v. Devon Energy Corp., et al., No. 652000/2026 (Sup. Ct. New York Cnty.) and Dennis Kelly v. Devon Energy Corp., et al., No. 652140/2026 (Sup. Ct. New York Cnty.), respectively. In addition, the Company and Coterra have each received multiple demand letters from purported stockholders of the Company and Coterra, as applicable, related to the Proposed Transaction (the “Demand Letters” and, together with the Lawsuits, the “Matters”). The Matters each allege that the Joint Proxy Statement/Prospectus contains certain disclosure deficiencies and/or incomplete information regarding the Merger and seek additional disclosures to remedy these alleged deficiencies and omissions. It is possible that additional, similar lawsuits may be filed against the Company, Coterra or their respective boards of directors, or that additional, similar Demand Letters may be received by the Company or Coterra regarding the Proposed Transaction. Absent new or different allegations that are material or a disclosure obligation under the U.S. federal securities laws, the Company will not necessarily disclose such additional Matters.

The Company and the Company’s directors deny that any further disclosure beyond that already contained in the Joint Proxy Statement/Prospectus is required under applicable law. However, in order to avoid the risk that the Matters may delay or otherwise adversely affect the consummation of the Merger, to avoid nuisance and minimize the distractions, uncertainties and expense inherent in litigation, and without admitting any liability or wrongdoing, the Company is voluntarily making certain disclosures below that supplement those contained in the Joint Proxy Statement/Prospectus. These disclosures, and disclosures of certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and the Company’s directors specifically deny all allegations in the Matters and specifically deny that any additional disclosure was or is required or that the supplemental disclosures below are otherwise material.

SUPPLEMENT TO PROXY STATEMENT

The Company is supplementing the Joint Proxy Statement/Prospectus with certain additional information set forth below. These disclosures should be read in connection with the Joint Proxy Statement/Prospectus, which should be read in its entirety and is available on the SEC’s website at www.sec.gov, along with the periodic reports and other information the Company files with the SEC. The supplemental disclosures contained herein will not affect the timing of special meetings of the Company’s and Coterra’s stockholders, which are scheduled to be held on May 4, 2026, at 10:00 a.m. Central Time.

All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Joint Proxy Statement/Prospectus. To the extent the following information differs from or conflicts with the information contained in the Joint Proxy Statement/Prospectus, the information set forth below shall be deemed to supersede the respective information in the Joint Proxy Statement/Prospectus. New text within the amended and supplemented language from the Joint Proxy Statement/Prospectus is indicated in bold and underlined text (e.g., bold, underlined text), and deleted text within the amended and supplemented language from the Joint Proxy Statement/Prospectus is indicated in bold and strikethrough text (e.g., ~~bold, strikethrough text~~).

The disclosure beginning on page 59 of the Joint Proxy Statement/Prospectus under the heading “The Merger - Opinion of Devon’s Financial Advisor - Summary of Evercore’s Financial Analyses - Discounted Cash Flow Analyses - Devon” is hereby revised and supplemented as follows:

The cash flows and terminal values in each case were then discounted to present value as of December 31, 2025, using discount rates ranging from 8.00% to 10.00%, representing an estimate of Devon’s weighted average cost of capital, as estimated by Evercore based on its professional judgment and experience, to derive implied enterprise value reference ranges for Devon. Based on these ranges of implied enterprise values, Devon’s estimated pro forma net debt ~~and cash~~ inclusive of capital leases of approximately $7,052 million as of December 31, 2025, and the number of fully diluted outstanding shares of Devon Common Stock of approximately 621.7 million as of January 27, 2026, in each case based on the Devon management forecasts, this analysis indicated ranges of implied equity values per share of Devon Common Stock as set forth in the table below, as compared to the closing price of Devon Common Stock of $39.45 on January 27, 2026:

Methodology	Implied Equity Values Per Share
Perpetuity Growth Rate Method	$37.50 - $54.97
Terminal Multiple Method	$38.02 - $48.04

The disclosure beginning on page 59 of the Joint Proxy Statement/Prospectus under the heading “The Merger - Opinion of Devon’s Financial Advisor - Summary of Evercore’s Financial Analyses - Discounted Cash Flow Analyses - Coterra” is hereby revised and supplemented as follows:

The cash flows and terminal values in each case were then discounted to present value as of December 31, 2025, using discount rates ranging from 8.25% to 10.25%, representing an estimate of Coterra’s weighted average cost of capital, as estimated by Evercore based on its professional judgment and experience, to derive implied enterprise value reference ranges for Coterra. Based on these ranges of implied enterprise values, Coterra’s estimated net debt ~~and cash~~ and preferred equity of approximately $3,694 million as of December 31, 2025, and the number of fully diluted outstanding shares of Coterra Common Stock of approximately 767.3 million as of January 27, 2026, in each case based on the Coterra management forecasts, this analysis indicated ranges of implied equity values per share of Coterra Common Stock as set forth in the table below, as compared to the closing price of Coterra Common Stock of $27.52 on January 27, 2026:

Methodology	Implied Equity Values Per Share
Perpetuity Growth Rate Method	$25.04 - $37.39
Terminal Multiple Method	$25.16 - $34.27

The disclosure beginning on page 60 of the Joint Proxy Statement/Prospectus under the heading “The Merger - Opinion of Devon’s Financial Advisor - Summary of Evercore’s Financial Analyses - Selected Publicly Traded Companies Analysis - Devon” is hereby revised and supplemented as follows:

Evercore reviewed and compared certain financial information of Devon to corresponding financial multiples and ratios for the following selected publicly traded companies listed in the table below in the oil and gas industry:

•	~~APA Corporation~~

•	~~Coterra Energy Inc.~~

•	~~Diamondback Energy, Inc.~~

•	~~EOG Resources, Inc.~~

•	~~Matador Resources Company~~

•	~~Occidental Petroleum Corporation~~

•	~~Ovintiv Inc.~~

•	~~Permian Resources Corporation~~

For each of the selected companies and Devon, Evercore calculated (i) total enterprise value (defined as market value plus debt plus preferred equity plus capital leases, less cash and less equity method investments) as a multiple of estimated calendar years 2026 and 2027 EBITDAX (which is referred to as “TEV / EBITDAX”), and (ii) equity value as a multiple of estimated calendar years 2026 and 2027 cash flows from operations (which is referred to as “Equity Value / CFFO”).

The results of these calculations were as follows:

~~Benchmark~~	~~Mean~~	~~Median~~
~~TEV / EBITDAX (2026E)~~	~~4.9x~~	~~4.6x~~
~~TEV / EBITDAX (2027E)~~	~~4.4x~~	~~4.2x~~
~~Equity Value / CFFO (2026E)~~	~~4.1x~~	~~4.0x~~
~~Equity Value / CFFO (2027E)~~	~~3.8x~~	~~3.7x~~

Company	Enterprise Value ($Bn)	TEV/ EBITDAX (2026E)	TEV/ EBITDAX (2027E)	Market Cap / CFFO (2026E)	Market Cap / CFFO (2027E)
APA Corporation	$14	3.3x	3.1x	2.7x	2.6x
Coterra Energy Inc.	$25	5.1x	4.6x	4.7x	4.4x
Diamondback Energy, Inc.	$68	7.4x	6.6x	5.5x	5.1x
EOG Resources, Inc.	$64	5.3x	4.8x	5.5x	5.2x
Matador Resources Company	$9	4.1x	3.6x	2.7x	2.4x
Occidental Petroleum Corporation	$57	5.2x	4.7x	4.7x	4.4x
Ovintiv Inc.	$19	4.5x	4.1x	3.3x	2.9x
Permian Resources Corporation	$16	4.6x	4.2x	3.9x	3.7x

Based on the multiples it derived for the selected companies and its professional judgment and experience, Evercore applied a (i) TEV / EBITDAX multiple reference ranges of 4.00x to 5.00x and 3.50x to 4.50x to an estimate of Devon’s calendar year 2026 EBITDAX and calendar year 2027 EBITDAX, respectively, in each case based on publicly available equity research analyst consensus estimates per FactSet, to derive implied enterprise value reference ranges for Devon (and, based on Devon’s estimated net debt~~,~~ inclusive of capital leases of approximately $7,052 million as of December 31, 2025 and equity method investments, in each case, as provided by Devon’s management, implied equity value reference ranges for Devon) and (ii) Equity Value / CFFO multiple reference ranges of 3.50x to 4.50x and 3.25x to 4.25x to an estimate of Devon’s calendar year 2026 CFFO and calendar year 2027 CFFO, respectively, in each case based on publicly available equity research analyst consensus estimates per FactSet, to derive implied equity value reference ranges for Devon. Based on these ranges of implied equity values, and the number of fully diluted outstanding shares of Devon Common Stock of approximately 621.7 million as of January 27, 2026, in each case as based on the Devon management forecasts, this analysis indicated ranges of implied equity values per share of Devon Common Stock as set forth in the table below, as compared to the closing price of Devon Common Stock of $39.45 on January 27, 2026:

Metric	Implied Equity Values Per Share
TEV / EBITDAX (Forecasts)	$32.89 - $44.36
Equity Value / CFFO (Forecasts)	$36.01 - $46.29

The disclosure beginning on page 61 of the Joint Proxy Statement/Prospectus under the heading “The Merger - Opinion of Devon’s Financial Advisor - Summary of Evercore’s Financial Analyses - Selected Publicly Traded Companies Analysis - Coterra” is hereby revised and supplemented as follows:

Evercore reviewed and compared certain financial information of Coterra to corresponding financial multiples and ratios for the following selected publicly traded companies listed in the table below in the oil and gas industry:

•	~~Devon Energy Corporation~~

•	~~Diamondback Energy, Inc.~~

•	~~EOG Resources, Inc.~~

•	~~Expand Energy Corporation~~

•	~~Matador Resources Company~~

•	~~Ovintiv Inc.~~

•	~~Permian Resources Corporation~~

•	~~Range Resources Corporation~~

For each of the selected companies and Coterra, Evercore calculated (i) total enterprise value as a multiple of estimated calendar years 2026 and 2027 EBITDAX, and (ii) equity value as a multiple of estimated calendar years 2026 and 2027 CFFO. The results of these calculations were as follows:

~~Benchmark~~	~~Mean~~	~~Median~~
~~TEV / EBITDAX (2026E)~~	~~5.2x~~	~~5.1x~~
~~TEV / EBITDAX (2027E)~~	~~4.7x~~	~~4.6x~~
~~Equity Value / CFFO (2026E)~~	~~4.5x~~	~~4.7x~~
~~Equity Value / CFFO (2027E)~~	~~4.2x~~	~~4.4x~~

Company	Enterprise Value ($Bn)	TEV/ EBITDAX (2026E)	TEV/ EBITDAX (2027E)	Market Cap / CFFO (2026E)	Market Cap / CFFO (2027E)
Devon Energy Corporation	$31	4.6x	4.1x	4.0x	3.7x
Diamondback Energy, Inc.	$68	7.4x	6.6x	5.5x	5.1x
EOG Resources, Inc.	$64	5.3x	4.8x	5.5x	5.2x
Expand Energy Corporation	$30	5.1x	4.9x	4.7x	4.5x
Matador Resources Company	$9	4.1x	3.6x	2.7x	2.4x
Ovintiv Inc.	$19	4.5x	4.1x	3.3x	2.9x
Permian Resources Corporation	$16	4.6x	4.2x	3.9x	3.7x
Range Resources Corporation	$10	6.3x	5.7x	5.9x	5.4x

Based on the multiples it derived for the selected companies and its professional judgment and experience, Evercore applied a (i) TEV / EBITDAX multiple reference ranges of 4.50x to 5.50x and 4.25x to 5.25x to an estimate of Coterra’s calendar year 2026 EBITDAX and calendar year 2027 EBITDAX, respectively, publicly available equity research analyst consensus estimates per FactSet, to derive implied enterprise value reference ranges for Coterra (and, based on Coterra’s estimated net debt and preferred equity of approximately $3,694 million as of December 31, 2025 as provided by Coterra’s management, implied equity value reference ranges for Coterra) and (ii) Equity Value / CFFO multiple reference ranges of 4.25x to 5.25x and 4.00x to 5.00x to an estimate of Coterra’s calendar year 2026 CFFO and calendar year 2027 CFFO, respectively, publicly available equity research analyst consensus estimates per FactSet, to derive implied equity value reference ranges for Coterra. Based on these ranges of implied equity values, and the number of fully diluted outstanding shares of Coterra Common Stock of approximately 767.3 million as of January 27, 2026, in each case based on the Coterra management forecasts, this analysis indicated ranges of implied equity values per share of Coterra Common Stock as set forth in the table below, as compared to the closing price of Coterra Common Stock of $27.52 on January 27, 2026:

Metric	Implied Equity Values Per Share
TEV / EBITDAX (Forecasts)	$24.25 - $30.90
Equity Value / CFFO (Forecasts)	$24.77 - $30.78

The disclosure beginning on page 63 of the Joint Proxy Statement/Prospectus under the heading “The Merger - Opinion of Devon’s Financial Advisor - Summary of Evercore’s Financial Analyses - Other Factors - Equity Research Analysts’ Price Targets - Devon and Coterra” is hereby revised and supplemented as follows:

Evercore reviewed selected publicly available share price targets of 20 research analysts’ estimates for Devon and 17 research analysts’ estimates for Coterra ~~research analysts’ estimates~~ known to Evercore as of January 27, 2026, noting that the low and high share price targets ranged from (i) $35.00 to $60.00 for Devon Common Stock, as compared to the closing price of Devon Common Stock of $39.45 on January 27, 2026, and (ii) $26.00 to $40.00 for Coterra Common Stock, as compared to the closing price of Coterra Common Stock of $27.52 on January 27, 2026. Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of Devon Common Stock and Coterra Common Stock and these target prices and the analysts’ earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of Devon, Coterra and future general industry and market conditions.

The disclosure beginning on page 63 of the Joint Proxy Statement/Prospectus under the heading “The Merger - Opinion of Devon’s Financial Advisor - Summary of Evercore’s Financial Analyses - Other Factors - Equity Research Analysts’ Price Targets - Implied Exchange Ratio” is hereby revised and supplemented as follows:

Utilizing the price targets published by the 16 research analysts that provided price targets for both Devon and Coterra, Evercore calculated, for each such analyst, an implied exchange ratio and derived an implied exchange ratio range of 0.567x to 0.943x, as compared to the exchange ratio of 0.698x based on the closing prices of Devon Common Stock and Coterra Common Stock on January 27, 2026 and the Exchange Ratio of 0.700x pursuant to the Merger Agreement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger of Devon and Coterra, Devon filed with the Securities and Exchange Commission a registration statement on Form S-4, as amended, on March 24, 2026 to register the shares of Devon’s common stock to be issued in connection with the Proposed Transaction. The registration statement on Form S-4 was declared effective by the SEC on March 26, 2026. Each of Devon and Coterra filed a definitive Joint Proxy Statement/Prospectus with the SEC on March 30, 2026 and commenced mailing to their respective stockholders on or about March 30, 2026. Each of Devon and Coterra may also file with or furnish to the SEC other relevant documents regarding the Proposed Transaction. This current report on Form 8-K is not a substitute for the Joint Proxy Statement/Prospectus or any other document that Devon or Coterra has filed or may file with or furnish to the SEC. INVESTORS AND SECURITY HOLDERS OF DEVON AND COTERRA ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT DEVON, COTERRA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the registration statement and the Joint Proxy Statement/Prospectus and other documents containing important information about Devon and Coterra free of charge from the SEC’s website. The documents filed by Devon with the SEC may be obtained free of charge at Devon’s website at investors.devonenergy.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Devon by requesting them by mail at Devon, Attn. Investor Relations, 333 West Sheridan Ave, Oklahoma City, OK 73102. The documents filed by Coterra with the SEC may be obtained free of charge at Coterra’s website at investors.coterra.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Coterra by requesting them by mail at Coterra, Attn: Investor Relations, Three Memorial City Plaza, 840 Gessner Road, Suite 1400, Houston, Texas 77024.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

This communication includes “forward-looking statements” as defined by the SEC. Such statements include those concerning strategic plans, Devon’s and Coterra’s expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases such as “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that Devon or Coterra expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Devon’s and Coterra’s control. Consequently, actual future results could differ materially and adversely from Devon’s and Coterra’s expectations due to a number of factors, including, but not limited to those, identified below.

With respect to the Proposed Transaction, these factors could include, but are not limited to: the risk that Devon or Coterra may be unable to obtain governmental and regulatory approvals required for the Proposed Transaction, or that required governmental and regulatory approvals may delay the Proposed Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Proposed Transaction or cause the parties to abandon the Proposed Transaction; the risk that a condition to closing of the Proposed Transaction may not be satisfied; the length of time necessary to consummate the Proposed Transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the Proposed Transaction may not be fully realized or may take longer to realize than expected; the expected dividends and share repurchases, as well as related growth and yield, may not be approved by the board of directors of the combined company or realized on the stated timeline or at all; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; potential liability resulting from pending or future litigation; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the Proposed Transaction on relationships with customers, suppliers, competitors, business partners, management and other employees; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the volatility of oil, gas and natural gas liquids (NGL) prices, including from changes in trade relations and policies, such as the imposition of tariffs by the U.S., China or other countries; uncertainties inherent in estimating oil, gas and NGL reserves; the uncertainties, costs and risks involved in Devon’s and Coterra’s operations; natural disasters and epidemics; counterparty credit risks; risks relating to Devon’s and Coterra’s indebtedness; risks related to Devon’s and Coterra’s hedging activities; risks related to Devon’s and Coterra’s environmental, social and governance initiatives; claims, audits and other proceedings impacting the business of Devon or Coterra, including with respect to historic and legacy operations; governmental interventions in energy markets; competition for assets, materials, people and capital, which can be exacerbated by supply chain disruptions, including as a result of tariffs or other changes in trade policy; regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to federal lands, environmental matters and water disposal; cybersecurity risks; risks associated with artificial intelligence and other emerging technologies; Devon’s and Coterra’s limited control over third parties who operate some of their respective oil and gas properties and investments; midstream capacity constraints and potential interruptions in production, including from limits to the build out of midstream infrastructure; the extent to which insurance covers any losses Devon or Coterra may experience; risks related to shareholder activism; general domestic and international economic and political conditions; the impact of a prolonged federal, state or local government shutdown and threats not to increase the federal government’s debt limit; as well as changes in tax, environmental and other laws, including court rulings, applicable to Devon’s and Coterra’s respective businesses.

Additional information concerning other risk factors is also contained in Devon’s and Coterra’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond Devon’s or Coterra’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per share of Devon or Coterra for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per share of Devon or Coterra, as applicable. Neither Devon nor Coterra gives any assurance (1) that either Devon or Coterra will achieve their expectations, or (2) concerning any result or the timing thereof, in each case, with respect to the Proposed Transaction or any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All subsequent written and oral forward-looking statements concerning Devon, Coterra, the Proposed Transaction, the combined company or other matters and attributable to Devon or Coterra or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Devon and Coterra do not undertake, and expressly disclaim, any duty to update or revise their respective forward-looking statements based on new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

Date: April 24, 2026	By	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Executive Vice President and Chief Financial Officer